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                                       1


                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.







                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of earliest event reported: July 22, 1997

                             Harmony Holdings, Inc.
               (Exact name of registrant as specified in charter)


               Delaware             0-19577                   95-4333235
   (State or other jurisdiction of (commission              (IRS employer
            incorporation)          file number)       identification number)

  1990 Westwood Boulevard, Suite 310, Los Angeles, California         90025
          (Address of principal executive offices)                  (Zip code)



   Registrant's telephone number, including area code: (310) 446-7700



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                                       2




                  Item 1. Change in Control of Registrant

    (a) On July 21, 1997, Children's Broadcasting Corporation ("CBC"), Harvey Bibicoff ("Bibicoff") and Harmony Holdings, Inc. ( the "Company") entered into an agreement (the "Bibicoff Stock Purchase Agreement"), attached hereto as an exhibit, whereby Bibicoff agreed to sell, and CBC agreed to buy, 600,000 shares of the Company's Common Stock (the "Bibicoff Shares"), together with options to purchase 550,000 shares of The Company's Common Stock at an exercise price of $1.50 per share (the "Options"), for $1,760,000 and CBC issued 60,000 shares of its Common Stock to Bibicoff. Such shares had a fair market value of $247,500 in the aggregate, based upon the last reported sale price for such stock on the date of closing. The closing on the purchase of the Bibicoff Shares and the Options occurred on July 22, 1997. The Bibicoff Stock Purchase Agreement further provides that Bibicoff will not acquire any securities of the Company for a period of three years, other than shares of the Company's Common Stock to be acquired upon the exercise of stock options held by him as of July 22, 1997.

     (b) On July 21, 1997, CBC and Unimedia S.A. ("Unimedia"), a privately held societe anonyme organized and existing under the laws of France, entered into an agreement, attached hereto as an exhibit, whereby Unimedia agreed to sell, and CBC agreed to buy, 1,000,000 shares of Common Stock of the Company (the "Unimedia Shares") for $2,600,000 and Unimedia agreed to dismiss the litigation entitled Unimedia S.A. V. Harmony Holdings, Inc. And Harvey Bibicoff, Case No. CV 96-7109 JGD (RNBx), pending in the United States District Court for the Central District of California,. CBC assigned its right to buy 230,769 of the Unimedia Shares to the Company, thereby reducing the number of issued and outstanding shares of Common Stock of the Company and resulting in a purchase price to CBC of $2,000,000. The closing of the purchase of the Unimedia Shares occurred on July 25, 1997.

    (c) As a result of CBC's acquistion of the Bibicoff Shares and the Unimedia Shares, CBC has acquired a 21.2% beneficial interest in the common stock of the Company. Prior to the change in control Bibicoff had a beneficial interest in the common stock of the Company of 19.2% and Unimedia had a beneficial interest in the common stock of the Company of 15.0%.

    (d) Funds for the transactions described above originated from multiple sources: (i) $2,400,000 pursuant to CBC's Amended and Restated Loan and Security Agreement with Foothill Capital Corporation, (ii) $500,000 pursuant to a loan from Pyramid Partners, L.P., an entity controlled by Richard W. Perkins, a director of CBC, (iii) $500,000 pursuant to a loan from Rodney P. Burwell, a director of CBC, (iv) $250,000 pursuant to a loan from William M. Toles, a shareholder of CBC, and (v) $110,000 of the CBC's working capital. The 10.0% percent one-year loans listed in items (ii) through (iv) above are secured by 192,308, 192,308 and 96,154 shares of the Company's Common Stock, respectively. In addition to receiving promissory notes from CBC, such lenders received five-year warrants to purchase 50,000, 50,000 and 25,000 shares of CBC's Common Stock, respectively, at an exercise price of $4.00 per share.

     (e) Immediately following the closing of the transactions described in the Stock Purchase Agreements, Bibicoff resigned as Chairman of the Board and as a director of the Company. The other members of the Board of Directors of the Company, before resigning, elected Christopher T. Dahl, a director of the Company and appointed him Chairman of the Board of the Company. Mr. Dahl appointed two directors, Richard W. Perkins, a director of CBC, and William M. Toles, a shareholder of CBC, to fill the vacancies on the Board of Directors of the Company. The new Board of Directors created one new board position and appointed William E. Cameron to fill such position. Prior to the closing on the purchase of the Bibicoff Shares and the Options, Bibicoff entered into an amended and restated employment agreement with the Company to serve as the Company's Chief Executive Officer for a period of two years.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits

         10.1 Stock Purchase Agreement among Children's Broadcasting Corporation, Harvey Bibicoff and Harmony Holdings, Inc., dated July 21, 1997.
         10.2 Stock Purchase Agreement among Children's Broadcasting Corporation and Unimedia S.A., dated July 21, 1997.
         10.3 Mutual General Release among, Unimedia, Harvey Bibicoff and Harmony Holdings, Inc.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                      Harmony Holdings, Inc.
                                                       Registrant


Date: August 6, 1997                              By:   /s/Brian Rackohn
                                                         Brian Rackohn, CFO


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                                       4



EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
- -------   ------------
10.1 Stock Purchase Agreement among Children's Broadcasting Corporation, Harvey Bibicoff and Harmony Holdings, Inc., dated July 21, 1997.

10.2 Stock Purchase Agreement among Children's Broadcasting Corporation and Unimedia S.A., dated July 21, 1997.

10.3 Mutual General Release among, Unimedia, Harvey Bibicoff and Harmony Holdings, Inc.


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                                       5





Exhibit 10.1

                            STOCK PURCHASE AGREEMENT

     This Agreement (hereinafter referred to as this Agreement) is made and entered into as of the 21st day of July, 1997, among Children's Broadcasting Corporation, a Minnesota corporation (hereinafter referred to as the Purchaser), Harvey Bibicoff, an individual (hereinafter referred to as the Seller), and Harmony Holdings, Inc., a Delaware corporation (hereinafter referred to as The Company).

RECITALS

     FIRST: Purchaser desires to acquire from Seller, and Seller desires to sell to Purchaser, 600,000 of the authorized and outstanding shares of common stock, par value $.01 per share (hereinafter referred to as the Common Stock) of The Company held by Seller (such 600,000 shares being hereinafter sometimes referred to as the Shares). Purchaser also desires to acquire from Seller, and Seller also desires to sell to Purchaser, options owned by Seller, as described in
Schedule 1 attached to this Agreement, to purchase from The Company550,000 shares of Common Stock (hereinafter referred to as the Options). Purchaser, concurrently, also desires to acquire from Unimedia, S.A., a corporation with its SIEGE SOCIAL in the Republic of France (hereinafter referred to as Unimedia), or an affiliate of Unimedia, 1,000,000 shares of Common Stock held by Unimedia (hereinafter referred to as the Unimedia Shares).

     SECOND: The Company, Seller and Unimedia are parties to litigation in the action entitled UNIMEDIA S.A. V. HARMONY HOLDINGS, INC. AND HARVEY BIBICOFF (Case No. 96-7109 JGD (RNBx) (hereinafter referred to as the Pending Litigation) in the United States District Court for the Central District of California. Purchaser has, at the request of The Company, agreed to negotiate with Unimedia to secure the dismissal of the Pending Litigation, for the purpose of bringing to an end what the parties to this Agreement believe will be costly litigation and of eliminating the risks to The Company and Seller associated therewith. The Company and Seller acknowledge that they will benefit substantially from the termination of the Pending Litigation.

     THIRD: Upon acquiring the Shares and the Unimedia Shares, Purchaser desires to effect certain changes in the management of The Company. The Company and Purchaser also desire to secure the continued employment of Seller and Seller has agreed to remain in the employ of The Company.
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                                       6


     FOURTH: The Company is a reporting company as that term is understood in connection with the Securities and Exchange Act of 1934, as amended (hereinafter referred to as the 1934 Act) and shares of the Common Stock appear in reports furnished by the National Association of Securities Dealers, Inc. in the Small Cap section of the National Market List of NASDAQ.

     FIFTH: Purchaser is a reporting company as that term is understood in connection with the Securities and Exchange Act of 1934, as amended (hereinafter referred to as the 1934 Act) and its Common Stock par value $0.02 per share (hereinafter sometimes referred to as Common Shares), appear in reports furnished by the National Association of Securities Dealers, Inc. in the National Market List of NASDAQ.

     SIXTH: In addition to the monetary consideration hereinafter in this Agreement set forth to be paid by Purchaser to Seller upon the purchase of the Shares, Purchaser will issue and deliver to Seller 60,000 of its Common Shares (hereinafter referred to as CBC Shares).

     NOW, THEREFORE, in consideration of the foregoing and the covenants, representations and warranties hereinafter in this Agreement set forth, the parties hereto hereby agree as follows:

1. OWNERSHIP AND SALE OF SHARES AND OPTIONS.

          (a) Seller represents that he is the owner of 950,000 shares of Common Stock and that he does not own any other shares of Common Stock. Seller represents and covenants that prior to the closing (as that term is hereinafter defined) of the transactions contemplated by this Agreement, he will not acquire any additional shares of Common Stock. Seller further represents that he is the owner of options to purchase 825,000 shares of Common Stock, of which the Options are a part. Seller further represents and warrants that the Options are freely assignable and transferable to Purchaser. Seller will not, prior to the closing (as that term is so defined), assign or transfer any of the options retained by him exercisable for 275,000 shares of Common Stock.

          (b) Subject to the terms and conditions hereinafter in this Agreement set forth, Seller agrees to sell, assign and transfer the Shares to Purchaser on the closing date (as that term is hereinafter defined), free and clear of all security interests, liens and encumbrances, and Seller similarly agrees to sell, assign and transfer the Options to the Purchaser on the Closing Date. The number of shares comprising the Shares and the purchase price thereof set forth in subsection (a) of Section 2 of this Agreement shall be subject to adjustment in the event of any subdivision or combination of shares of Common Stock, any dividend thereon payable in stock or any reorganization or recapitalization affecting the outstanding shares of Common Stock.
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                                       7


2. PURCHASE AND CONSIDERATION.

          (a) On the basis of the representations and warranties, and subject to the terms and conditions set forth in this Agreement, Purchaser agrees to purchase the Shares from Seller on the Closing Date. The purchase price payable to Seller for each of the Shares is Two Dollars and Fifty Cents ($2.50), subject to adjustment as provided in Section 1 of this Agreement and Purchaser will issue and deliver to Seller one or more certificates representing CBC Shares. On the basis of the representations and warranties, and subject to the terms and conditions set forth in this Agreement, Purchaser agrees to purchase the Options from Seller on the Closing

     Date. The purchase price payable to Seller for the Options is Two Hundred Sixty Thousand ($260,000) Dollars.

          (b) The Company and Seller acknowledge that as additional consideration for Purchaser's services in negotiating the termination of the Pending Litigation, The Company shall, if such negotiations are successful and the Pending Litigation shall be dismissed by Unimedia with prejudice, execute and deliver to the Purchaser a registration rights agreement in the form of the form attached to this Agreement as Exhibit 1 and incorporated herein by reference as if set forth in full (hereinafter sometimes referred to as the Registration Rights Agreement).

3. CLOSING.

          (a) The Closing of the transactions contemplated by this Agreement ("the Closing") shall take place at the offices of Troy & Gould, 1801 Century Park East, 16th Floor, Los Angeles, CA 90067 at 9:00 o'clock in the forenoon, Pacific Daylight time, on July 22, 1997 (such date of Closing is hereinafter sometimes referred to as the Closing Date). The Closing shall be subject to the satisfaction of all of the conditions to Purchaser's obligations set forth in Section 9 of this Agreement (hereinafter referred to as Purchaser's Conditions).

AT THE CLOSING:

               (i) Seller shall deliver, assign and transfer to Purchaser certificates representing the Shares, appropriately endorsed or accompanied by a separate instrument or instruments of assignment in writing, in proper form for registration of transfer, against payment to Seller of the purchase price in funds immediately available in Los Angeles, CA;
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                                       8


               (ii) Seller shall deliver, assign and transfer the Options to Purchaser against payment of the sum of Two Hundred Sixty Thousand ($260,000) Dollars. in funds available as set forth in clause (i) of subsection (a) of this Section 3.

               (iii) Purchaser will issue and deliver to Seller one or more certificates registered in the name of the Seller representing CBC Shares.

               (iii) The Company shall execute and deliver the Registration Rights Agreement to Purchaser against delivery to The Company or its counsel of an executed document of dismissal with prejudice of the Pending Litigation.

               (iv) Seller shall deliver the resignations referred to in Section 9 of this Agreement.

               (v) Seller shall execute and deliver the employment agreement in the form of the form of the agreement attached to this Agreement as
          Exhibit 2 and incorporated herein by reference as if set forth in full (hereinafter sometimes referred to as the Employment Agreement) (this Agreement, the Registration Rights Agreement and the Employment Agreement are hereinafter sometimes referred to as the Transaction Documents).

          The purchase price for the Shares and Options shall be sent by wire transfer, value dated the date of transmission or the Closing Date, whichever shall be earlier, to such account or accounts in one or more banks in the United States of America as Seller shall specify in writing delivered to Purchaser not less that forty-eight (48) hours prior to the Closing Date; otherwise such purchase price shall be payable in cash or by instruments in or under which funds shall be immediately available in Los Angeles, CA.

          (b)  [Intentionally omitted]

4. REPRESENTATION, WARRANTIES AND COVENANTS OF THE COMPANY.

     To induce Purchaser to enter into this Agreement and to carry out the transactions contemplated by this Agreement to be carried out by Purchaser, The Company hereby represents and warrants to Purchaser, or covenants with Purchaser, or both, that:
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                                       9


          4.1 ORGANIZATION, STANDING, ETC. The Company and each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite corporate power and authority to own its properties and to carry on its business in all material respects as now being conducted. The Company has the requisite corporate power and authority to perform its obligations under this Agreement. The Company and each Subsidiary is duly qualified to do business and in good standing (or its equivalent) in all jurisdictions in which its ownership of property or the character of its business requires such qualification. Copies of the Certificate of Incorporation of The Company, including all amendments to the date of this Agreement, certified by the Secretary of State of the State of Delaware, copies of the Certificate or Articles of Incorporation of each Subsidiary, including all amendments to the date of this Agreement, certified by the Secretary of State or similar official of the respective jurisdictions of organization of each Subsidiary, and copies of the By-laws of The Company and each Subsidiary including all amendments to the date of this Agreement, certified by the respective secretaries thereof, have been or will be delivered prior to the Closing to Purchaser.

          4.2 SUBSIDIARIES, ETC. Subsidiary means a corporation a majority or more of whose outstanding shares of capital stock entitling the holders thereof to vote in the election of directors of such corporation is owned, directly or indirectly, by The Company, or by one or more other subsidiaries or by The Company and one or more other subsidiaries. The
     Subsidiaries, their respective jurisdictions of organization and the percentage of outstanding shares of capital stock held by The Company and other Subsidiaries are as follows:

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                                       10


PERCENTAGE OF CAPITAL
                                 JURISDICTION OF      STOCK OWNED BY THE COMPANY
NAME OF SUBSIDIARY                ORGANIZATION            AND SUBSIDIARIES
- -----------------------------    ---------------       ----------------------

The Company Pictures, Inc.          California                  100%

The End, Inc.                       California                  100%

Curious Pictures Corporation         New York                    99%

The Company Media Communications.   California                  100%
Inc.

The End (London) Ltd.             United Kingdom                100%


          4.3 PUBLIC INFORMATION ETC. The Company has delivered to Purchaser its Annual Report to the Securities and Exchange Commission (hereinafter referred to as the SEC) for the fiscal year ended June 30, 1996, on Form 10-K and its Quarterly Report to the SEC for the quarter ended March 31, 1997, on Form 10-Q, as well as the latest registration statement filed with the SEC on Form S-1 and the latest registration statement so filed on Form S-8. All such filings were made in conformity with the requirements relating thereto at the time of such filing and contained all information required to be set forth therein. In addition, The Company has delivered or will deliver to Purchaser copies of all press releases issued by The Company from and after March 31, 1997. From and after March 31, 1997, The Company represents, and from and after the date of this Agreement, The Company covenants, that it has not and will not, as the case may be, taken or take or suffered or suffer any action which would require it to file a report with the SEC relating thereto or to issue a press release in respect thereof, or both, except as may be required because of the execution of this Agreement and the carrying out of the transactions contemplated hereby.

          Such reports and registration statements and any other forms, registration statements, reports and other documents filed by The Company with the SEC (i) were prepared in accordance with the requirements of the Securities Act of 1933 as amended (hereinafter sometimes referred to as the Act) and the 1934 Act, as the case may be, and the rules and regulations adopted by the SEC thereunder and (ii) did not at the time they were filed, or will not at the time they are filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were or are made, not misleading. Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the reports and registration statements was prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and each fairly presented the consolidated financial position, results of operations and cash flows of The Company and its consolidated subsidiaries as the case may be, as at the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments that were not and are not expected, individually or in the aggregate, to be material in amount).

           4.4 SHARES AND UNIMEDIA SHARES. The Shares and the Unimedia Shares have been duly authorized, are validly issued and outstanding and fully-paid and nonassessable.

          4.5 CHANGES, DIVIDENDS, ETC. Except for the transactions contemplated by this Agreement and except as set forth in Schedule 4.5 attached to this Agreement, since March 31, 1997 neither The Company nor any Subsidiary has:
     (i) incurred any debts, obligations or liabilities, absolute, accrued or contingent and whether due or to become due, except current liabilities incurred in the ordinary course of business which (individually or in the aggregate) will not materially and adversely affect the business, properties or prospects of The Company or any Subsidiary; (ii) paid any obligation or liability other than, or discharged or satisfied any liens or encumbrances other than those securing current liabilities, in each case in the ordinary course of business; (iii) declared or made any payment to or distribution to its Stockholders as such, or purchased or redeemed any of its shares of capital stock, or obligated itself to do so; (iv) mortgaged, pledged or subjected to lien, charge, security interest or other encumbrance any of its assets, tangible or intangible, except in the ordinary course of business; (v) sold, transferred or leased any of its assets except in the ordinary course of business; (vi) suffered any physical damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the properties, business or prospects of The Company or any Subsidiary; (vii) entered into any transaction other than in the ordinary course of business; (viii) encountered any labor difficulties or labor union organizing activities: (ix) issued or sold any shares of capital stock or other securities or granted any options, warrants or other purchase rights with respect thereto: (x) made any acquisition or disposition of any material assets or become involved in any other material transaction, other than for fair value in the ordinary course of business; (xi) increased the compensation payable, or to become payable, to any of its directors or employees, or made any bonus payment or similar arrangement with any directors or employees or increased the scope or nature of any fringe benefits provided for its employees or directors; or (xii) agreed to do any of the foregoing other than pursuant to this Agreement. There has not been any material adverse change in the financial condition, operations, results of operations or business of The Company or any Subsidiary since March 31, 1997.

          4.6 OPTIONS. Upon surrender of the instrument or instruments embodying or representing the Options endorsed or assigned in the same manner as the Shares as set forth in clause (i) of subsection (a) of Section 3 of this Agreement, The Company will issue and deliver to Purchaser on the Closing Date new option agreements, containing the same terms, conditions and dates as the Options.

          4.7 CORPORATE ACTS AND PROCEEDINGS. This Agreement has been, or on the Closing Date will have been, duly authorized by all necessary corporate action on behalf of The Company, has been duly executed and delivered by officers of The Company thereunto duly authorized, and is a valid and binding agreement on The Company enforceable against it, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratoria, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.

          4.8 CORPORATE EXISTENCE. Until the Closing date, The Company will maintain its corporate existence and the corporate existence of each Subsidiary, in good standing.

          4.9   INSPECTION.   The   Company   will  permit   Purchaser   or  any
     representatives  designated  by  it  and  reasonably  satisfactory  to  The
     Company, to visit and inspect, at Purchaser's expense, any of the properties of The Company, including its books and records (and to make photocopies thereof or make extracts therefrom), and to discuss its affairs, finances and accounts with its officers, lawyers and accountants, all to such reasonable extent and at such reasonable times and intervals as Purchaser may reasonably request.

          4.10 ABSENCE OF CHANGE OF CONTROL PROVISIONS. The acquisition by Purchaser of the Shares, the Unimedia Shares and the Options will not(i) cause any payment to be made by The Company to any person or entity, or
     (ii) cause The Company to issue any securities or rights to purchase its securities, or (iii) result in the termination of any contract or arrangement to which The Company or any Subsidiary is a party, or (iv) cause the loss of any rights under any contract to which any of The Company or any Subsidiary is bound, under any "change of control" or similar provisions of any contract, document or plan by which The Company or any Subsidiary is bound.

          4.11 TAKEOVER LAWS. The Company will take all reasonable steps to assist Purchaser in any action by Purchaser to challenge, either as a plaintiff or defendant, the validity or applicability of any state "takeover" or similar law or regulation to Purchaser's acquisition.

          4.12 PROCEEDINGS AND CLAIMS. Other than the Pending Litigation and litigation described in any of the Reports referred to in subsection 4.3 of this Section 4, and except as set forth in Schedule 4.12 attached to this Agreement, (a) there are not any legal actions, suits, arbitrations or other legal, administrative or governmental proceedings or investigations pending, or to the knowledge of The Company or Seller, threatened against The Company or any Subsidiary, or their respective properties or businesses; (b) neither The Company nor Seller is aware of any facts which might result in or form the basis for any such action, suit or other proceeding; (c) The Company is not in default with respect to any judgment, order or decree of any court or any governmental agency or instrumentality;
     (d) neither The Company nor any Subsidiary nor any of their respective officers has filed a case under any federal bankruptcy or insolvency laws for the restructuring of its or his or her debts within the past five (5) years, nor has any involuntary case for such restructuring been filed against The Company or any Subsidiary or any of their respective officers pursuant to any such bankruptcy or insolvency laws within such five (5) year period; (e) no legal action or suit alleging fraud or improper business dealings has been filed against any of the officers of The Company or any Subsidiary during the past five (5) years; (f) neither The Company nor any officer or director of The Company or any Subsidiary has been permanently or temporarily enjoined by any order, judgment or decree of any court or governmental agency, authority or body from engaging in or continuing any conduct or practice in connection with the business of The Company or any Subsidiary; and (g) there is not in existence on the date of this Agreement any order, judgment or decree of any court, tribunal or agency enjoining or requiring The Company or any Subsidiary to take any action of any kind with respect to its business, assets or properties.

5. REPRESENTATIONS AND WARRANTIES OF SELLER.

     To induce Purchaser to enter into this Agreement, Seller hereby represents and warrants to Purchaser, or covenants with Purchaser that:

          5.1 SHARES. Seller represents and warrants that the Shares are owned by Seller and that upon transfer of the Shares to Purchaser on the Closing Date pursuant to this Agreement, Purchaser will obtain absolute title to the Shares, free and clear of all liens, pledges, security interests, claims, charges, options, encumbrances or other adverse claims of any kind whatsoever.

          5.2   OPTIONS.   Seller   hereby   makes  the  same   warranties   and
     representations with respect to the Options as are made with respect to the Shares in subsection 5.1 of this Section 5.

          5.3 [Intentionally omitted]

          5.4 NON-DISTRIBUTION INTENT. CBC Shares are being purchased for Seller's own account and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act. Seller understands that CBC Shares and the sale thereof as contemplated by this Agreement have not been registered under the Act or qualified under any state or territorial securities laws. Purchaser has provided to Seller, and Seller acknowledges that he has received and reviewed, the information specified in Section 7.6.

          6. NO BROKERS OR FINDERS. Each of the parties to this Agreement represents and warrants to the other parties to this Agreement that not any person, firm or corporation will have, as a result of any act or omission by any of the parties to this Agreement, any valid claim against the other parties to this Agreement for any commission, fee or other compensation as a broker or finder in connection with the transactions contemplated by this Agreement, except that Seller has certain obligations to Richard Alan Incorporated in respect of the transactions contemplated by this Agreement. Seller covenants to satisfy the claims of Richard Alan Incorporated. Each party to this Agreement hereby indemnifies and agrees to harmless the other parties to this Agreement against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable in connection with the transactions contemplated by this Agreement, arising from the act or omission of such indemnifying party.

     7. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. To induce The Company and Seller to enter into this Agreement, Purchaser hereby represents and warrants to The Company and Seller, or covenants with The Company and Seller that:

                                       15
          7.1 ORGANIZATION. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, and has all requisite power and authority (corporate and otherwise) to own its properties and to carry on its business as now being conducted. A copy of the Certificate of Incorporation of Purchaser, including all amendments to the date of this Agreement, certified by the Secretary of State of the State of Minnesota and a copy of the By-laws of Purchaser, including all amendments to the date of this Agreement, certified by the Secretary of Purchaser, have been or will be delivered prior to the Closing to Seller.
     7.2 NON-DISTRIBUTION INTENT. The Shares are being purchased for Purchaser's own account and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act. Purchaser understands that the Shares and the sale thereof as contemplated by this Agreement have not been registered under the Act or qualified under any state or territorial securities laws.

          7.3 ACTS AND PROCEEDINGS. This Agreement has been duly authorized by all necessary action on the part of the Purchaser and has been duly executed and delivered by its officers thereunto duly authorized, and is a valid and binding agreement of the Purchaser enforceable in accordance with its terms.

          7.4 ACCESS TO INFORMATION. Purchaser acknowledges that it has been furnished with information about The Company which would be disclosed in a registration statement on a general form filed by The Company with the SEC under the Act, that it has had the opportunity to ask questions of, and receive answers from, officers and employees of The Company about the business and affairs of The Company and that it has been granted access to the books and records of The Company.

          7.5 INVESTMENT COMPANY. Purchaser is not an investment company or an affiliate of an investment company as that term is defined and used in the Investment Company Act of 1940, as amended and the rules and regulations issued by the SEC thereunder.

          7.6 PUBLIC INFORMATION ETC. Purchaser has delivered to Seller its Annual Report to the Securities and Exchange Commission (hereinafter referred to as the SEC) for the fiscal year ended December 31, 1996, on Form 10-KSB and its Quarterly Report to the SEC for the quarter ended March 31, 1997, on Form 10-QSB, as well as the latest registration statement filed with the SEC on Form S-1 and the prospectus contained in the latest registration statement so filed on Form S-3. All such filings were made in conformity with the requirements relating thereto at the time of such filing and contained all information required to be set forth therein. In addition, Purchaser has delivered or will deliver to Seller copies of all press releases issued by Purchaser from and after January 1, 1997. Such reports and registration statements and any other forms,registration statements, reports and other documents filed by Purchaser with the SEC (i) were prepared in accordance with the requirements of the Act and the 1934 Act, as the case may be, and the rules and regulations adopted by the SEC thereunder and (ii) did not at the time they were filed, or will not at the time they are filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were or are made, not misleading. Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the reports and registration statements was prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and each fairly presented the consolidated financial position, results of operations and cash flows of The Company and its consolidated subsidiaries as the case may be, as at the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments that were not and are not expected, individually or in the aggregate, to be material in amount.

           7.7 CBC SHARES. CBC Shares have been duly authorized, and, when certificates therefor shall have been issued and delivered in accordance with this Agreement, will be validly issued and outstanding and fully-paid and nonassessable.

8. PRE-CLOSING COVENANTS.

     The parties to this Agreement agree with respect to the period from and after the execution of this Agreement to and including the Closing:

          8.1 GENERAL. Seller will use reasonable efforts to take all actions and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement.

          8.2 EXCLUSIVE DEALING. Seller agrees that he will not, directly or indirectly, through any agent, representative or otherwise, (a) solicit, initiate or encourage submission of proposals or offers from any person relating to the acquisition or purchase of all or a material part of the Shares or Options, or both, or (b) participate in any discussions or negotiations regarding, or furnish to any other person any non-public information with respect or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other person to do or to seek to do any of the foregoing. Seller agrees promptly to notify Purchaser of any such proposal or offer, or any inquiry or contact with respect thereto received by Seller.

9. CONDITION OF PURCHASER'S OBLIGATIONS.

     The obligation of the Purchaser to consummate the transactions contemplated by this Agreement is subject to the fulfillment prior to or on the Closing Date of the following Purchaser Conditions, any of which may be waived in whole or in part in writing by the Purchaser:

          9.1 NO ERRORS, ETC. The representations and warranties of The Company and Seller shall be true in all material respects as of the Closing Date with the same effect as though made on and as of the Closing Date.

          9.2 COMPLIANCE WITH AGREEMENT. Seller and The Company shall have performed and complied with all agreements, covenants or conditions required by this Agreement to be performed and complied with by them prior to or as of the Closing Date.

          9.3 CERTIFICATE OF OFFICERS. The Company shall have delivered to Purchaser a certificate, dated the Closing Date, which shall be executed by the Chief Executive Officer and the Chief Financial Officer of The Company and which shall certify to the satisfaction of the conditions applicable to The Company specified in subsections 9.1 and 9.2 of this Section 9.

          9.4 OPINION OF COUNSEL. On the Closing Date, The Company shall have delivered to Purchaser an opinion, satisfactory to Purchaser, of counsel to The Company, dated the Closing Date, to the effect that:

               (a) The Company has been organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the power and authority to carry out the provisions of this Agreement.

               (b) This Agreement and the Transaction Documents have been duly authorized, executed and delivered by The Company, are the legal, valid and binding obligations of The Company and Seller and are enforceable in accordance with their terms, subject to the effect of applicable bankruptcy, insolvency, moratoria and other similar laws affecting generally the enforcement of creditors' rights.

               (c) The  Company  has  obtained  the  approval  or consent of all governmental agencies or bodies required for the legal and valid execution and delivery of this Agreement and for the performance of the obligations of The Company under all provisions of this Agreement. The Company is not in violation of any term, provision or condition of its Certificate of Incorporation or, to the best of such counsel's knowledge, after due inquiry, in violation of any agreement or other instrument to which The Company is a party or by which it is bound or to which any of its properties, assets or business is subject or any judgment, decree or order or any statute, rule or regulation. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any breach or violation of the terms or provisions of, or constitute a default under, the Certificate of Incorporation of The Company or any statute or, to the best of such counsel's knowledge, after due inquiry, any rule or regulation affecting The Company.

         (d) The Company's Board of Directors has approved Purchaser's acquisition of the Unimedia Shares, the Shares and the Options, for the purposes of Section 203(a) of the Delaware General Corporation Law.

               (e) To the best knowledge of such counsel, after due inquiry, the Shares and the Unimedia Shares have been duly authorized, are validly issued and outstanding, full paid and non-assessable. The Shares and Options will, upon receipt of all consideration to be paid or provided to Seller under the provisions of this Agreement will, based solely on those matters and documents which may be required and examined by a professional transfer agent for securities in the process of registration of transfer of shares of capital or common stock, be transferred to Purchaser, free and clear of all liens, pledges, security interests, claims, charges, options, encumbrances or other adverse claims of any kind.

               (f) the Options have been duly authorized and are validly outstanding;

               (g) the Options are assignable and transferable by the Seller to Purchaser, free and clear of all restrictions;

               (h) the Options represent, and when transferred, sold and assigned to Purchaser will represent, the valid and binding obligations of The Company, enforceable in accordance with their terms.

          9.5 ACTION BY THE COMPANY'S BOARD OF DIRECTORS.

               (a) The Company's Board of Directors, prior to the Closing Date, shall have met and duly adopted resolutions, subject to the consummation of the transactions contemplated by this Agreement: (i) to accept the resignation of Seller as Chairman of the Board and as a director of The Company; (ii) to elect Christopher T. Dahl (hereinafter sometimes referred to as Dahl) as a director of The Company and as Chairman of the Board of The Company; (iii) to accept the resignation of each director of The Company, other than Dahl, to be effective immediately following the Closing or at such other time as may be specified by Purchaser.

               (b) The Company's Board of Directors shall have also met, prior to the Closing Date, and shall have approved the following:

                    (1) the Registration Rights Agreement in the form of the
               form attached to this Agreement as Exhibit 1; and

                    (2) the Employment Agreement in the form of the form attached to this Agreement as Exhibit 2.

               (c) Prior to the Closing Date, The Company's Board of Directors shall have also met and approved for the purposes of Section 203(a) of the Delaware General Corporation Law, Purchaser's acquisition, as an "interested stockholder", of the Shares, the Unimedia Shares, the Options and the 550,000 shares of Common Stock issuable on the exercise thereof.

               (d) Prior to the Closing Date, The Company's Board of Directors shall have also met and amended The Company's 1991 Stock Option Plan so as to permit the Options freely to be transferable and assignable.

          9.6 ACTIONS BY SELLER.

               (a) Seller shall have tendered written resignations from his positions as a director and Chairman of the Board of The Company, as a director of The Company, and as a director, officer and employee of each Subsidiary (hereinafter sometimes collectively referred to as the Resignations).

               (b) Seller shall have executed and delivered the Employment Agreement.

          9.7 RESIGNATIONS OF CURRENT BOARD. the remaining members of The Company's Board of Directors (other than Dahl) shall have tendered their resignations as directors immediately following the actions described in subsection 9.5 of this Section 9.

          9.8 SUPPORTING DOCUMENTS. Purchaser shall have received the following:

               (a) a copy of the  resolutions  adopted by the Board of Directors of The Company certified by the Secretary of The Company authorizing and approving the execution, delivery and performance of this Agreement and the actions and documents referred to in subsection 9.5 of this Section 9.

               (b)  Such   additional   supporting   documentation   and   other
          information with respect to the transactions contemplated by this Agreement as Purchaser may reasonably request.

          9.9 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings and actions in connection with the transactions contemplated by this Agreement and all certificates, opinions. agreements, instruments and documents mentioned in this Agreement or incident to any transaction shall be satisfactory to Purchaser in form and substance.

          9.10 REGISTRATION RIGHTS AGREEMENT. The Company shall have executed and delivered the Registration Rights Agreement in exchange for the delivery to The Company or its counsel of the dismissal referred to in subsection 2(b).

          9.11 TRANSFER OF OPTIONS. The Company shall have issued to Purchaser new option agreement(s) in accordance with subsection 4.6 of Section 4 of this Agreement, except that the purchase price or exercise price set forth in such new agreement or agreements shall be $1.50 per share of Common Stock.

          9.12 PARTIES TO TAKE ACTIONS. The Company and Seller shall use all reasonable efforts and shall take all actions necessary to satisfy Purchaser's Conditions and to complete, execute and deliver the Transaction Documents.

          9A CONDITION OF SELLER'S OBLIGATIONS. The obligation of the Seller to consummate the transactions contemplated by this Agreement is subject to the fulfillment prior to or on the Closing Date of the following Seller conditions, any of which may be waived in whole or in part in writing by the Seller:

          9A.1 NO ERRORS, ETC. The representations and warranties of Purchaser shall be true in all material respects as of the Closing Date with the same effect as though made on and as of the Closing Date.

          9A.2 COMPLIANCE WITH AGREEMENT. Purchaser shall have performed and complied with all agreements, covenants or conditions required by this Agreement to be performed and complied with by them prior to or as of the Closing Date.

          9A.3 CERTIFICATE OF OFFICERS. Purchaser shall have delivered to Seller a certificate, dated the Closing Date, which shall be executed by the Chief Executive Officer of Purchaser and which shall certify to the satisfaction of the conditions specified in subsections 9A.1 and 9A.2 of this Section 9.

          9A.4 OPINION OF COUNSEL. On the Closing Date, Purchaser shall have delivered to Seller an opinion, satisfactory to Seller, of counsel to Purchaser, dated the Closing Date, to the effect that:

               (a) Purchaser has been organized and is validly existing as a corporation in good standing under the laws of the State of Minnesota and has the power and authority to carry out the provisions of this Agreement.

               (b) This Agreement and the Transaction Documents have been duly authorized, executed and delivered by Purchaser, are the legal, valid and binding obligations of Purchaser and are enforceable in accordance with their terms, subject to the effect of applicable bankruptcy, insolvency, moratoria and other similar laws affecting generally the enforcement of creditors' rights.

               (c)  Purchaser  has  obtained  the  approval  or  consent  of all governmental agencies or bodies requires for the legal and valid execution and delivery of this Agreement and for the performance of the obligations of Purchaser under all provisions of this Agreement. Purchaser is not in violation of any term, provision or condition of its Certificate of Incorporation or, to the best of such counsel's knowledge, after due inquiry, in violation of any agreement or other instrument to which Purchaser is a party or by which it is bound or to which any of its properties, assets or business is subject or any judgment, decree or order or any statute, rule or regulation. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any breach or violation of the terms or provisions of, or constitute a default under, the Certificate of Incorporation of Purchaser or any statute or, to the best of such counsel's knowledge, after due inquiry, any rule or regulation affecting The Company.

               (d) CBC Shares have been duly authorized, and upon issue and delivery of certificates therefor in accordance with this Agreement, will be validly issued and outstanding, fully paid and non-ssessable, free and clear of all liens, pledges, security interests, claims, charges, options, encumbrances or other adverse claims of any kind.

          9A.5 ACTION BY PURCHASER'S BOARD OF DIRECTORS. Purchaser's Board of Directors shall have also met, prior to the Closing Date, and shall have approved a registration rights agreement in favor of the Seller in the form of the form attached to this Agreement as Exhibit 1, MUTATIS MUTANDIS.


          9A.6 SUPPORTING DOCUMENTS. Seller shall have received the following:

               (a) a copy of the resolutions adopted by the Board of Directors of Purchaser certified by the Secretary of Purchaser authorizing and approving the execution, delivery and performance of this Agreement and the document referred to in subsection 9A.5 of this Section 9A.

               (b)  Such   additional   supporting   documentation   and   other
          information with respect to the transactions contemplated by this Agreement as Seller may reasonably request.

          9A.7 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings and actions in connection with the transactions contemplated by this Agreement and all certificated, opinions. agreements, instruments and documents mentioned in this Agreement or incident to any transaction shall be satisfactory in form and substance to Seller.

10. INDEMNIFICATION.

          10.1 INDEMNIFICATION BY SELLER. Seller hereby indemnifies and agrees to hold harmless Purchaser from and against all claims, damages, losses, liabilities, costs and expenses (including, without limitation, settlement costs and any legal, accounting or other expenses of investigating or defending any actions or threatened actions) (hereinafter sometimes collectively referred to as Losses) in connection with each of the following (hereinafter sometimes referred to as Breach of Warranty), provided, however, that Seller shall not have any obligation under this subsection 10.1 unless the aggregate Losses amount to more than $100,000 (if the Losses exceed $100,000, the indemnification obligation set forth in this subsection 10.1 shall include all such Losses and not only those in excess of $100,000, provided, further that all such Losses shall be limited to $1,460,000:

               (a) any material misrepresentation or breach of warranty of any representation, warranty or covenant made by Seller in Section 1,
          Section 5 and subsections 9.2 and 9.12 of Section 9 of this Agreement; and

               (b) any breach of any covenant, agreement or obligation of Seller contained in this Agreement or in the Transaction Documents.

          10.2 INDEMNIFICATION BY THE COMPANY. The Company hereby indemnifies and agrees to hold harmless the Purchaser from and against any and all Losses in connection with each of the following:

               (a) any misrepresentation or breach of any representation or warranty made by The Company in Section 4 of this Agreement; and

               (b) any breach of any covenant, agreement or obligation of The Company contained in this Agreement or any other agreement, instrument or document contemplated by this Agreement; provided, however, that Seller shall not have any obligation under this subsection 10.2 unless the aggregate Losses amount to more than $100,000, and, provided, further, that the obligation of The Company under this subsection 10.2 shall not in any event exceed $3,460,000.

          10.3 INDEMNIFICATION BY PURCHASER. Purchaser hereby indemnifies and agrees to hold harmless the Seller from and against any and all Losses in connection with each of the following:

               (a) any misrepresentation or breach of any representation or warranty made by Purchaser in Section 7 of this Agreement; and

          (b) any breach of any covenant, agreement or obligation of Purchaser contained in this Agreement or any other agreement, instrument or document contemplated by this Agreement; provided, however, that Purchaser shall not have any obligation under this subsection 10.3 unless the aggregate Losses amount to more than $30,000, and, provided, further, that the obligation of Purchaser under this subsection 10.3 shall not in any event exceed $300,000.

          10.4 CLAIMS FOR INDEMNIFICATION. whenever any claim shall arise for indemnification under this Section 10, the indemnified party (hereinafter sometimes referred to as Indemnified Party) shall promptly notify the party against whom indemnification is sought (hereinafter sometimes referred to as the Indemnifying Party) of the claim and, when known, the facts constituting the basis for such claim. In the event of any such claim for indemnification under this Agreement resulting from or in connection with any claim or legal proceedings by a third party, the notice shall specify, if known, the amount or an estimate of the amount of liability arising therefrom. The Indemnified Party shall not settle or compromise any claim by a third party in respect of which it is entitled to indemnification under this Agreement without the prior written consent of the Indemnifying Party, which consent shall not be unreasonable withheld or delayed; provided, however, that if action or suit shall have been instituted against the Indemnified Party and the Indemnifying Party shall not have taken control of such action or suit as provided in subsection 10.5 of this
     Section 10 after notification thereof,Indemnified Party shall have the right to settle or compromise such claim after giving notice to the Indemnifying Party as provided in said subsection 10.5

          10.5 DEFENSE BY INDEMNIFYING PARTY. In connection with any claim that may give rise to a right of indemnification under this Section 10 resulting from or arising out of any claim or legal proceeding by a person other than the Indemnified Party, the Indemnifying Party, at its or his sole cost and expense, may, upon written notice to the Indemnified Party, assume the defense of any such claim or legal proceeding if the Indemnifying Party acknowledges to the Indemnified Party in writing the obligation to indemnify the Indemnified Party with respect to all elements of such claim or legal proceeding. If the Indemnifying Party shall assume the defense of any such claim or legal proceeding, the Indemnifying Party shall select counsel reasonably acceptable to the Indemnified Party to conduct the defense of such claim or legal proceeding at the sole cost and expense of the Indemnifying Party, who shall take all steps necessary in the defense or settlement thereof. If the Indemnifying Party shall be the Seller, Seller shall not consent to a settlement of, or the entry of judgment arising from, any such claim or legal proceeding without the prior written consent of Purchaser (which consent shall not be unreasonable withheld or delayed). An Indemnified Party shall be entitled to participate in (but not control) the defense of any such claim or legal proceeding with its own counsel and at its own expense. If the Indemnifying Party shall be the Seller, and Seller shall not assume the defense of such claim or legal proceeding within 30 days after notice thereof shall have been given to Seller in accordance with this subsection 10.5: (a) Purchaser may defend such claim or legal proceeding in such manner as it may deem appropriate, including, but not limited to, the settlement of such claim or legal proceeding, after giving notice of the same to Seller, on such terms as Purchaser may deem appropriate. and (b) Seller shall be entitled to participate in (but not control) the defense of such claim or legal proceeding with his own counsel and at his own expense.

          11. STANDSTILL PROVISION. Seller agrees that, for a period of three years from the date of this Agreement, unless this requirement shall have been specifically waived in writing by The Company, neither Seller nor any of his affiliates, agents or representatives will in any manner, (a) effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in or in any way assist any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in, (i) any acquisition of any securities (or beneficial ownership thereof) or assets of The Company or any of its Subsidiaries, except such shares of common stock of The Company as may be acquired upon the exercise of stock option agreements held by Seller immediately following the Closing of the transactions contemplated hereby; or (ii) any "solicitation" of "proxies" (as such terms are used in the proxy rules of the Securities and Exchange Commission) or consents to vote any voting securities of The Company; (b) form or join in a "group" (as defined under the 1934 Act); or (c) seek to control or influence the management, Board of Directors or policies of The Company.

     12. MISCELLANEOUS.

          12.1 CHANGES, WAIVERS, ETC. Neither this Agreement nor any provision thereof may be changed, amended, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, amendment, waiver, discharge or termination is sought.

          12.2 NOTICES. All notices, requests, demands and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed given to the party to whom addressed (i) when delivered personally to such party, (ii) on the business day after being sent within the country of origin, and three days after being sent to a destination outside the country of origin, to such party by overnight courier or overnight mail, charges prepaid (iii) by facsimile transmission, charge prepaid or chargeable to the transmitting party, confirmed by the sending apparatus, (iv) on the next business day after being sent to such party by telegraph, telex or cable, toll prepaid, or (v) five business days after being sent to such party by registered or certified first class mail, or the equivalent (return receipt requested or equivalent service, postage prepaid) (provided that if such mailed material shall bear an address in other than the country in which it is deposited in the mail, then it shall be sent by registered or certified first class air mail, PROVIDED, HOWEVER, that this requirement shall not apply to mail bearing an address in, and originating from, Canada, the United States of America or the Republic of Mexico, in each case addressed as follows:

     (i)if to Purchaser:               Children's Broadcasting
                                       Corporation
                                       724 First Street North
                                       Minneapolis, MN 55401
                                       Attention: Lance W Riley,
                                       Secretary and General Counsel

         with a copy to:               Avron Gordon, Esq.
                                       Briggs and Morgan
                                       2400 IDS CENTER
                                       80 South 8th Street
                                       Minneapolis, MN 55402

(ii) if to The Company:               Harmony Holdings, Inc..
                                       1990 Westwood Boulevard
                                       Suite 310
                                       Los Angeles, California 90025-4676
                                       Attention: Harvey Bibicoff
                                       Chairman of the Board

         With a copy to:               Edmund A. Hamburger, P.C.
                                       10540 Wilshire Boulevard
                                       Suite 605
                                       Los Angeles, CA 90024-4554

     (iii) if to Seller:               Harvey Bibicoff
                                       4101 Clarinda Drive
                                       Tarzana, CA 91356

         With a copy to:               Edmund A. Hamburger, P.C.
                                       10540 Wilshire Boulevard
                                       Suite 605
                                       Los Angeles, CA 90024-4554

     Any party may change the address to which such communications are to be directed to it, by giving written notice to the other parties hereto in the

          12.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC. All representations, warranties, covenants and agreements contained in this Agreement shall survive the execution and delivery of this Agreement, any investigation at any time made by Purchaser and the sale and purchase of the Shares and payment therefor.

          12.4 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to its conflict of laws rules.

          12.5 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          12.6. ENTIRE AGREEMENT. This Agreement (including the Exhibits and Schedules attached hereto and any instrument, agreement or document referred to in this Agreement) constitutes the entire agreement and understanding of the parties to this Agreement with respect to the subject matter of this Agreement, and supersedes all prior agreements and understandings of the parties to this Agreement, written or oral, with respect thereto.

          12.7. NO ASSIGNMENT. This Agreement shall be binding upon and inure solely to the benefit of the parties to this Agreement, and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended orshall be construed to confer upon any other person or entity any right or remedy under this Agreement or by reason of this Agreement, except as aforesaid. Neither this Agreement nor any right, remedy, obligation or liability arising under this Agreement or by reason of this Agreement may be assigned by any party to this Agreement, provided, however, that Purchaser may assign to Christopher T. Dahl and R.
     W. Perkins, severally, its rights under this Agreement to purchase all or a part of the Shares and all or a part of the Options, or either of them.

     IN WITNESS WHEREOF,Purchaser and The Company have caused this Agreement to be executed on their respective behalf by their respective officers thereunto duly authorized, and Seller has executed this Agreement, all as of the date first above written.
                       CHILDREN'S BROADCASTING CORPORATION

                                       By /s/ Christopher T. Dahl
                                          --------------------------------------
                               Christopher T. Dahl
                             Chief Executive Officer

                                       HARMONY HOLDINGS, INC.


                                       By /s/ Harvey Bibicoff
                                          --------------------------------------
                                              Harvey Bibicoff
                             Chief Executive Officer


                                       /s/ Harvey Bibicoff
                                       -----------------------------------------
                                              Harvey Bibicoff

     Seller's spouse has executed this Agreement, all as of the date first above written, to indicate that she is bound by this Agreement with respect to any interest she may have in the Shares and Options, but does not make any of the representations, warranties and covenants made by Seller in this Agreement.

                                       /s/ Jacqueline Bibicoff
--------------------------------------------------------------------------------
                                     Jacqueline Bibicoff
SCHEDULE 1


     A. Options represented by Option Agreement dated October 1, 1996 between The Company and Seller exercisable for 325,000 shares of Common Stock at $1.50 per share and expiring October 1, 2001.

     B. Options represented by Option Agreement dated February 12, 1996 between The Company and Gary Horowitz, and assigned to Seller, exercisable for 225,000 shares of Common Stock at $1.50 per share and expiring May 1, 2001.

SCHEDULE 4.5

     The Company guaranteed repayment of amounts due under a $250,000.00 line of credit from Imperial Bank to Cinequanon Pictures, Inc. The guarantee is secured by a lien on the receivables of Cinequanon Pictures, Inc.

                               Exhibit 10.2

                                    AGREEMENT

     THIS AGREEMENT is made and entered into this 21st day of July, 1997, by and between Children's Broadcasting Corporation, a Minnesota (U.S.A.) corporation ("Purchaser"), and Unimedia S.A., a privately held societe anonyme organized and existing under the laws of France ("Unimedia").

     1. AGREEMENT TO SELL COMMON STOCK. Unimedia is the owner of 1,000,000 shares of common stock (the "Shares") of Harmony Holdings, Inc., a Delaware corporation ("The Company"). Unimedia agrees to sell to Purchaser, and Purchaser agrees to buy from Unimedia, the Shares, on the terms and conditions set forth herein. The Shares are registered in the name of Universal Independent Holdings, Limited ("Universal") as security for Unimedia's obligations to Universal. At Closing, Universal will deliver a certificate representing the Shares to Oxford Transfer & Registrar Agency, Inc., The Company's transfer agent ("OTR"), where such certificate will be cancelled and reissued pursuant to the terms of the Amended and Restated Escrow Agreement dated July 25, 1997 (the "Escrow Agreement"). The actual number of Shares shall be subject to adjustment in the event of any stock split, stock dividend, combination, reorganization or recapitalization affecting the outstanding common stock of The Company prior to the Closing Date as defined below.

     2. PURCHASE PRICE. On the Closing Date, Purchaser shall pay or cause to be paid Two Million Six Hundred Thousand Dollars U.S. ($2,600,000), subject to adjustment as provided in Section 1.

     3. PAYMENT FOR THE SHARES. Two Million Six Hundred Thousand Dollars U.S. ($2,600,000), will be wire transferred to U.S. Bank of Oregon, Oxford Transfer & Registrar Agency, Inc. Client Trust, Account #1560101618, ABA #123000220; reference: Harmony Holdings, Inc., where it will be held in escrow by OTR. Pursuant to the terms of the Escrow Agreement, OTR will release the Funds of which OTR will cause $2,200,000 to be wire transferred to Universal and $400,000 to be wire transferred to Unimedia. Concurrent with the release of the Funds, OTR shall transmit, via overnight courier, certificates representing the Shares, such certificates being dated the Closing Date, pursuant to the terms of the Escrow Agreement.

     4. CLOSING. The closing (the "Closing") shall take place at the offices of Troy & Gould, 1801 Century Park East, 16th Floor, Los Angeles, CA 90067, at 2:00 p.m., Pacific Daylight Time, on July 25, 1997, or such later date as the Closing on the purchase of the Shares shall occur (the "Closing Date"), provided each of the conditions to Purchaser's obligation set forth in Section 7 shall have been satisfied. Such conditions are hereinafter referred to as the "Purchaser Conditions." In the course of the Closing, OTR shall send, via facsimile, to Purchaser's counsel, Briggs and Morgan, Professional Association, Attention:
Brett D. Anderson, Esq., facsimile number (612) 334-8650, the proposed certificates for the Shares, including the faces of the certificates and the reverse sides thereof, for inspection as to form and content.

5.   REPRESENTATIONS AND WARRANTIES BY UNIMEDIA.  In order to induce
Purchaser to enter into this Agreement and to induce the purchase of the Shares, Unimedia hereby represents and warrants to the Purchaser that:

          5.1 AUTHORITY AND POWER. Unimedia is a privately held French societe anonyme with requisite power and authority to execute, deliver and perform this Agreement. Unimedia has good and marketable title to the Shares free and clear of any mortgage, pledge, lien, charge, security interest, encumbrance or restriction, other than as identified in Section 1.

          5.2 STATUS OF THE SHARES. To the best of Unimedia's knowledge, the Shares are duly authorized, validly issued and outstanding, fully paid, and nonassessable.

     6. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants that:

          6.1 INVESTMENT INTENT. The Shares are being purchased by Purchaser for its own account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Purchaser understands that the Shares have not been registered under the Securities Act or any applicable state laws.

          6.2 ACTS AND PROCEEDINGS. This Agreement has been duly authorized by all necessary action on the part of the Purchaser and has been duly executed and delivered by it, and is a valid and binding agreement of Purchaser enforceable in accordance with its terms.

     7. CONDITIONS OF PURCHASER'S OBLIGATION. Purchaser's obligations under this Agreement are subject to the fulfillment prior to or on the Closing Date of the following conditions, any of which may be waived in whole or in part by
Purchaser:

          7.1 NO ERRORS, ETC. The representations, covenants and warranties of Unimedia under this Agreement shall be true in all material respects as of the Closing Date with the same effect as though made on and as of the Closing Date.

          7.2 DISMISSAL OF PENDING LITIGATION. Unimedia shall settle and compromise the litigation entitled UNIMEDIA S.A. V. HARMONY HOLDINGS, INC. AND HARVEY BIBICOFF, case no. CV 96-7109 JGD (RNBx), pending in the United States District Court for the Central District of California (the "Litigation"). On the date on which Unimedia confirms receipt of the funds that were wire transferred by OTR, Unimedia shall file a stipulation for dismissal, with prejudice, of the Litigation, which stipulation shall have been jointly executed by counsel for Unimedia, The Company, and Harvey Bibicoff.

          7.3 MUTUAL GENERAL RELEASE. Unimedia, The Company, and Harvey Bibicoff shall have executed and exchanged a mutual general release, releasing and discharging each other and their officers and directors, employees, representatives, heirs and assigns, individually and in their respective capacities, from any and all claims or causes of action that each has against the other, including, but not limited to, claims arising out of the subject matter of an agreement between Unimedia, The Company and Harvey Bibicoff dated July 27, 1996 and the related Subscription Agreement dated on or about such date (the "1996 Agreements"), pursuant to which Unimedia purchased from The Company the Shares. Such release shall include mutual releases relating to any obligation relative to the then proposed acquisition from Unimedia shareholders of all of the issued and outstanding ordinary shares of Unimedia in exchange for securities of The Company pursuant to the 1996 Agreements.

     8.   MISCELLANEOUS.

          8.1 CHANGES, WAIVERS, ETC. Neither this Agreement nor any provision hereof may be changed, amended, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          8.2 NOTICES. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first-class postage prepaid, registered or certified mail:

               (a) if to Unimedia, at Immeuble le Levant, 2 rue du Nouveau Bercy, 94220 Charenton, France (33-1) 43-53-69-99, Attention: Gilles Assouline; with a copy to Barry G. West, Esq., at Gaims, Weil, West & Epstein, LLP, 1875 Century Park East, Suite 1200, Los Angeles, California 90067; and

               (b) if to Purchaser, at 724 First Street North, Minneapolis, Minnesota 55401, Attention: Christopher T. Dahl; with a copy to Lance
          W. Riley, Esq., at 724 First Street North, Minneapolis, Minnesota 55401; or at such other address as Purchaser may specify by written notice to Unimedia;

and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given if delivered personally, or, if sent by mail or facsimile, when received.

          8.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC. All representations, warranties, covenants and agreements contained herein shall survive the execution and delivery of this Agreement.

          8.4 LAW TO GOVERN. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Minnesota without regard to principles of conflict of laws.

          8.5 ASSIGNABILITY. Prior to the Closing, the Purchaser may assign its right to purchase the Shares to any combination of parties, including, but not limited to, a combination of Purchaser and The Company, although no such assignment shall relieve the Purchaser of any liabilities or obligations under this Agreement. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.
          8.6 COUNTERPARTS. This Agreement may be signed by facsimile and in counterparts, each of which shall be deemed an original which shall become effective when Purchaser and Unimedia have signed and exchanged counterparts.

     IN WITNESS WHEREOF, Unimedia and Purchaser have caused this Agreement to be duly executed as of the date first written above.

                                       CHILDREN'S BROADCASTING
                                       CORPORATION


                                       By /s/ Christopher T. Dahl
                                         ---------------------------------------
                               Christopher T. Dahl
                             Chief Executive Officer

                                       UNIMEDIA S.A.


                                       By /s/ Gilles Assouline
                                         ---------------------------------------
                                Gilles Assouline,
                            Chairman, Chief Executive
                            Officer and President du
                                               Directoire

Exhibit 10.3

SETTLEMENT  AGREEMENT  AND  MUTUAL  GENERAL RELEASE

This Settlement Agreement and Mutual General Release (the "Agreement") is entered into between Unimedia S.A., a privately held societ anonyme organized and existing under the laws of France ("Unimedia"), on the one hand, and Harmony Holdings, Inc., a Delaware corporation, and Harvey Bibicoff (cumulatively "Harmony"), on the other hand.
1.       RECITALS.
         1.1 On or about July 27, 1996, Unimedia and Harmony entered into a Merger Agreement and a Stock Subscription Agreement (the "Stock Agreements").
          1.2 A variety of disputes arose between Unimedia and Harmony in relation to the Stock Agreements as a result of which Unimedia filed an action in the United States District Court for the Central District of California known as Unimedia S.A. v. Harmony Holdings, Inc. and Harvey Bibicoff, case no. CV 96-7109 JGD (RNBx) (the "Litigation").
         1.3 By this Agreement, Unimedia and Harmony fully and finally resolve any and all disputes and disagreements between them, including but not limited to any disputes or disagreements alleged in the Litigation. 2. AGREEMENTS. As of the Closing Date as defined by Agreement among Unimedia and Children's Broadcasting, and contingent upon the closing of that Agreement, Unimedia shall file a stipulation for dismissal of the Litigation, with prejudice, each side to bear its own costs and attorneys' fees, in the form attached as Exhibit 1.

3.       RELEASES.
         3.1 Except as set forth in this Agreement, Unimedia hereby releases and discharges Harmony, its agents, officers, directors, stockholders, employees, attorneys, representatives, successors, assigns and heirs (including without limitation Harvey Bibicoff) from any and all sums of money, accounts, claims, demands, obligations, allegations, assertions, contracts, actions, debts, controversies, agreements, damages and causes of action (cumulatively "claims") whatsoever, of whatever kind or nature, whether known or unknown, or suspected or unsuspected by Unimedia or which Unimedia owns, holds, obtains, has or claims to have, or at any time heretofore owned, held, had or claimed to have against Harmony, including specifically but not exclusively and without limiting the generality of the foregoing: (a) any and all claims alleged or which could have been alleged in the Litigation; and (b) any and all claims, known or unknown, suspected or unsuspected by Unimedia arising out of or in any way connected with any loss, damage or injury whatsoever, known or unknown, suspected or unsuspected by Unimedia, resulting from any act or omission by or on the part of Harmony committed or omitted prior to the date hereof. Without limiting the generality of the foregoing, Unimedia releases Harmony from any obligation relative to the acquisition by Harmony from Unimedia shareholders of all of the issued and outstanding ordinary shares of Unimedia in exchange for securities of Harmony pursuant to the Stock Agreements.

         3.2 Except as set forth in this Agreement, Harmony hereby releases and discharges Unimedia, its agents, officers, directors, stockholders, employees, attorneys, representatives, successors, assigns and heirs from any and all sums of money, accounts, claims, demands, obligations, allegations, assertions, contracts, actions, debts, controversies, agreements, damages and causes of action (cumulatively "claims") whatsoever, of whatever kind or nature, whether known or unknown, or suspected or unsuspected by Harmony or which Harmony owns, holds, obtains, has or claims to have, or at any time heretofore owned, held, had or claimed to have against Unimedia, including specifically but not exclusively and without limiting the generality of the foregoing: (a) any and all claims alleged or which could have been alleged in the Litigation; and (b) any and all claims, known or unknown, suspected or unsuspected by Harmony arising out of or in any way connected with any loss, damage or injury whatsoever, known or unknown, suspected or unsuspected by Harmony, resulting from any act or omission by or on the part of Unimedia committed or omitted prior to the date hereof. Without limiting the generality of the foregoing, Harmony releases Unimedia from any obligation relative to the acquisition by Harmony from Unimedia shareholders of all of the issued and outstanding ordinary shares of Unimedia in exchange for securities of Harmony pursuant to the Stock Agreements.
         3.3      Unimedia and Harmony do hereby further agree as follows:
                  (a) There is a risk that subsequent to the execution of this Agreement, one or more will incur or suffer loss, damage or injuries which are in some way caused by the transactions referred to above, but which are unknown and unanticipated at the time this Agreement is signed.
                  (b) Unimedia and Harmony do hereby assume the above-mentioned risk and that this Agreement SHALL APPLY TO ALL UNKNOWN OR UNANTICIPATED RESULTS OF THE TRANSACTIONS AND OCCURRENCES DESCRIBED ABOVE, AS WELL AS THOSE KNOWN AND ANTICIPATED, and upon advice of legal counsel, Unimedia and Harmony do hereby waive any and all rights under California Civil Code section 1542, which section has been duly explained, and reads as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."
         3.4 Unimedia and Harmony execute this Agreement voluntarily, with full knowledge of its significance, and with the express intention of effecting the legal consequences provided by Section 1541 of the California Civil Code, i.e., the extinguishment of all obligations. The parties have engaged in any investigation and/or discovery which they have deemed necessary and have entered into this agreement based solely upon the investigation or discovery they have deemed appropriate and not based upon any representation, express or implied, made by the opposing party. The parties hereto understand and acknowledge the significance and consequence of such specific waiver of Section 1542 and hereby assume full responsibility for any injuries, damages, losses or liability that may hereinafter incur from the above-specified dispute.

     3.5 Unimedia and Harmony represent and warrant that no portion of any claims released hereby, nor any portion of any recovery or settlement released herein to which either might be entitled, has been assigned or transferred to any other person, entity, firm or corporation in any manner, including by way of subrogation or operation of law or otherwise. In the event that any claim, demand or suit should be made or instituted against Unimedia or Harmony because of any such purported assignment or transfer, the party from whom such assignment or transfer was alleged to have occurred agrees to indemnify and hold harmless the other party against such claim, suit or demand and to pay and satisfy any such claim, suit or demand, including all expenses of investigation, attorneys' fees and costs.
         3.6 Each party to this Agreement and each person executing this document on behalf of each party to this Agreement warrants and represents that he has the power and authority to do so.
4.       MISCELLANEOUS.
         4.1 This Agreement shall be binding upon and shall benefit the heirs, administrators, executors, successors and assigns of Unimedia and Harmony.
          4.2 Nothing in this Agreement should be construed as an admission by Unimedia or Harmony of any liability to the other.
         4.3 This Agreement shall be governed by the laws of the State of California without reference to the choice of law principles thereof.
          4.4 This Agreement is the entire Agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous written or oral agreements and discussions. This Agreement may be amended only by an agreement in writing.
         4.5 Should any provision of this Agreement be declared or determined by any court of competent jurisdiction to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining parts, terms, or provisions shall not be affected thereby, and said illegal, unenforceable or invalid part, term or provision shall be deemed not to be part of this Agreement.
         4.6 Unimedia and Harmony acknowledge that this Agreement is executed voluntarily and without duress or undue influence.
         4.7 Nothing in this Agreement shall be construed or interpreted against Unimedia and Harmony on the basis that the party's attorney drafted this Agreement.
         4.8 In the event of any litigation relating to this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees, expenses and costs.
                  4.9 This Agreement may be signed by fax and in counterparts, each of which shall be deemed an original which shall become effective when Unimedia and Harmony have signed and exchanged counterparts.

Executed at Los Angeles, Ca.                         ,        UNIMEDIA S.A.
                           , this
day of            July 25, 1997

                                                     By:/s/Gilles Assouline
Gilles Assouline, Chairman, Chief Executive Officer and President du Directoire



Executed at       Los Angeles, Ca.                   ,HARMONY HOLDINGS, INC.
                           , this
day of            July 25, 1997

                                                     By:/s/Harvey Bibicoff
Harvey Bibicoff, Chief Executive Officer and Chairman of the Board



Executed at       Los Angeles, Ca.
                           , this
day of            July 25, 1997
                                                           By/s/Harvey Bibicoff
                                                              Harvey Bibicoff


APPROVED AS TO FORM AND CONTENT:
O'NEILL, LYSAGHT & SUN, LLP



By:      /s/Brian Hershman
         BRIAN HERSHMAN
         Attorney for Harmony Holdings, Inc.
         and Harvey Bibicoff


GAIMS, WEIL, WEST & EPSTEIN, LLP



By:      /s/Annette E. Davis
         ANNETTE E. DAVIS
         Attorneys for Unimedia S.A.